UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2017

THE ALKALINE WATER COMPANY INC.
Exact name of registrant as specified in its charter)

Nevada	000-55096	EIN 99-0367049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

14646 N. Kierland Blvd., Suite 255
Scottsdale, Arizona 85254
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (480) 656-2423

7730 E Greenway Road Ste. 203
Scottsdale, AZ 85260
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

EXPLANATORY NOTE

This amendment no. 1 to our current report on Form 8-K/A is being filed to include the response from Steven Nickolas to our current report on Form 8-K filed on October 13, 2017

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2017, our legal counsel received a letter of resignation from the legal counsel of Steven Nickolas notifying the resignation of Mr. Nickolas from our board of directors effective immediately. The letter stated that recent management decisions have made it clear to Mr. Nickolas that our company and its management will continue to operate the company’s business as they see fit and ignore Mr. Nickolas’s constructive feedback and input. A copy of Mr. Nickolas’s letter is attached to this current report on Form 8-K as Exhibit 17.1.

We believed that Mr. Nickolas resigned because our board of directors decided not to nominate him for re-election at the next annual meeting of our stockholders.

Our management disagrees with Mr. Nickolas’ contentions in the letter of resignation. Pursuant to Item 5.02(a)(3) of Form 8-K, the current report on Form 8-K disclosing the resignation of Mr. Nickolas as a director of our company was provided to Mr. Nickolas.

On October 17, 2017, our legal counsel received a letter from the legal counsel of Mr. Nickolas. The letter stated that Mr. Nickolas disagrees with our statement in the current report on Form 8-K filed on October 13, 2017 that “We believe that Mr. Nickolas resigned because our board of directors decided not to nominate him for re-election at the next annual meeting of our stockholders.” The letter further stated that “Mr. Nickolas maintains that the only reason that he resigned from the Board of Directors was his disagreement with the Company’s and Management’s decisions as stated in my correspondence of October 6, 2017.” A copy of Mr. Nickolas’s letter is attached to this current report on Form 8-K/A as Exhibit 17.2.

Item 9.01	Financial Statements and Exhibits.

17.1	Letter dated October 6, 2017 regarding the resignation of Steven Nickolas as a director (incorporated by reference to our current report on Form 8-K filed on October 13, 2017)

17.2	Letter dated October 17, 2017 regarding the response from Steven Nickolas

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALKALINE WATER COMPANY INC.

/s/ Richard A. Wright
Richard A. Wright
President, Chief Executive Officer and Director

October 20, 2017